Exhibit 99.2
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

ALYSSA ESTREEN, Derivatively and on Behalf of GROUPON, INC.
Plaintiff,
v.
ERIK LEFKOFSKY, MELISSA THOMAS, PETER BARRIS, THEODORE LEONSIS, ROBERT BASS, DEBORAH WAHL, RICHARD WILLIAMS, MICHAEL ANGELAKIS, and ANN ZIEGLER,
Defendants,
and
GROUPON, INC.,
Nominal Defendant.
C.A. No. 2022-0057-PAF

SAMAN F. KHOURY, derivatively and on behalf of GROUPON, INC.
Plaintiff,
v.
RICHARD WILLIAMS, MELISSA THOMAS, MICHAEL RANDOLFI, THEODORE LEONSIS, PETER BARRIS, ROBERT BASS, ERIC LEFKOFSKY, VALERIE MOSLEY, HELEN VAID, AND DEBORAH WAHL;
Defendants,
and
GROUPON, INC., a Delaware corporation,
Nominal Defendant.
C.A. NO. 2022-0077-PAF

MORIAH HARGROVE ANDERS, on behalf of GROUPON, INC.
Plaintiff,
v.
MICHAEL ANGELAKIS, PETER BARRIS, ROBERT BASS, ERIK LEFKOFSKY, THEODOSRE LEONSIS, MELISSA THOMAS, DEBORAH WAHL, RICHARD WILLIAMS, and ANN ZIEGLER,
Defendants,
and
GROUPON, INC., a Delaware Corporation,
Nominal Defendant.
C.A. NO. 2022-0407-PAF

NOTICE OF PROPOSED SETTLEMENT OF
STOCKHOLDER DERIVATIVE ACTION
The Delaware Court of Chancery authorized this Notice.
This is not a solicitation from an attorney.
TO:    ALL OWNERS OF GROUPON, INC. (“GROUPON,” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: GRPN) AS OF THE CLOSE OF BUSINESS ON FEBRUARY 2, 2023 (“CURRENT GROUPON STOCKHOLDERS”).
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THIS LITIGATION. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.
IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED ACTIONS, CURRENT GROUPON STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS.
IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.
PLEASE TAKE NOTICE that the above-captioned stockholder derivative actions (the “Chancery Actions”) are being settled, along with a similar derivative action captioned Frankel v. Thomas, et al., Case No.
1:21-cv-01281-RGA (D. Del.) (the “Federal Derivative Action,” and collectively with the Chancery Actions, the “Derivative Actions”). The Derivative Actions were brought by Groupon stockholders on behalf of Groupon and are pending in the Court of Chancery for the State of Delaware (the “Court”) and the United States District Court for the District of Delaware. If the Court approves the Settlement, it will resolve all claims brought, or that could have been brought, in the Derivative Actions.
The complete terms of the Settlement, which will not take effect unless approved by the Court, are set forth in the Stipulation of Compromise and Settlement, dated February 2, 2023 (the “Stipulation”), entered into by and among: (i) Plaintiffs in the Derivative Actions, derivatively on behalf of Groupon; (ii) Michael Angelakis, Peter J. Barris, Robert J. Bass, Eric Lefkofsky, Theodore J. Leonsis, Valerie Mosley, Michael Randolfi, Melissa Thomas, Helen Vaid, Deborah Wahl, Richard Williams and Ann Ziegler (collectively, the “Individual Defendants”); and
(iii) Groupon, as nominal defendant (together with the Individual Defendants, “Defendants,” and, together with the Individual Defendants and Plaintiffs, the “Parties”).1
Because the Derivative Actions were brought derivatively on behalf of Groupon, the benefits of the Settlement will go directly to Groupon and not to Current Groupon Stockholders. Thus, Current Groupon Stockholders will not submit claims in connection with the Settlement.

1 Unless otherwise defined herein, capitalized terms used in this Notice shall have the meanings assigned to them in the Stipulation. A copy of the Stipulation is being filed concurrently herewith as part of the Form 8-K, and is also available at https://investor.groupon.com/ or by contacting counsel listed below.

WHAT IS THE PURPOSE OF THIS NOTICE?
The purpose of this Notice is to inform Current Groupon Stockholders about (a) the Derivative Actions;
(b) the Settlement; (c) Current Groupon Stockholders’ rights with respect to the Settlement; and (d) the hearing that the Court will hold on June 12, 2023, at 1:30 p.m., at the Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (or by telephonic or video means as may be designated by the Court in the interest of public safety).
At this hearing (the “Settlement Hearing”), the Court will, among other things: (a) determine whether the Settlement is fair, reasonable, and adequate to Groupon and its stockholders, and should be approved by the Court; (b) determine whether a Final Order and Judgment should be entered dismissing with prejudice the Chancery Actions and extinguishing and releasing the Released Claims; (c) determine whether to approve the attorneys’ fees and reimbursement of litigation expenses to Plaintiffs’ Counsel (“Fee and Expense Amount”), and service awards to the Chancery Action Plaintiffs and Federal Derivative Action Plaintiff (“Plaintiff Service Awards”); (d) hear and consider any objections to the Settlement, the Fee and Expense Amount, and/or the Service Awards; and (e) consider any other matters concerning the Settlement that may properly be brought before the Court.
This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or the Individual Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement.

WHAT IS THIS CASE ABOUT?
The Derivative Actions are brought derivatively on behalf of nominal defendant Groupon and allege, among other things, that the Individual Defendants breached their fiduciary duties by (i) making and/or causing Groupon to make false and misleading statements and omissions in the Company’s United States Securities and Exchange Commission (“SEC”) filings with respect to the performance and financial prospects of Groupon’s business segments and the Company’s projected adjusted earnings before interest, taxes, depreciation, and amortization (“AEBITDA”) between 2019 and 2020; (ii) the participation in insider trading by selling Groupon stock while in possession and on the basis of material nonpublic information; (iii) the Board’s oversight with respect to the Company’s financial performance and financial prospects between 2019 and 2020; and (iv) the Board’s wrongful constructive refusal of plaintiff Khoury’s demand to investigate the alleged misconduct detailed above and institute this litigation.
On June 28, 2022, the Parties participated in an all-day mediation overseen by Mr. Jed D. Melnick, Esq. of JAMS (the “Mediator”). The Parties subsequently continued arm’s-length settlement negotiations following the mediation, with the assistance of the Mediator, and ultimately, on November 21, 2022, agreed on the consideration that forms the basis of the Settlement. The Parties then drafted and negotiated the Stipulation to memorialize the terms of the Settlement.

WHAT ARE THE TERMS OF THE PROPOSED SETTLEMENT?
In consideration of the proposed Settlement, Groupon will adopt, implement, and maintain the corporate governance reforms (the “Governance Reforms”) set forth in Exhibit A to the Stipulation, which include, among other things: (i) the appointment of a new independent director; (ii) a requirement that an Executive Committee of the Board monitor any Company plans to implement and execute new programs or business initiatives that management reasonably expects will have a material impact on the Company’s financial performance and/or any anticipated termination of such programs or initiatives; (iii) enhanced board independence and improved oversight reforms, including amendments to the charters for the Audit Committee and Compensation Committee;
(iv) enhancements to oversight of corporate strategy and risk, internal controls, and disclosures, including the formalization of a Disclosure Committee, enhancements to the Director of Compliance position, and enhancements to the duties and responsibilities of the Executive Committee with respect to monitoring of the Company’s strategic initiatives; and (v) enhancements to corporate policies regarding compliance training, insider trading, whistleblower reporting, recapture of incentive-based compensation, Board level recordkeeping, and director education. The Derivative Actions will be dismissed with prejudice. Plaintiffs will release the Defendants’ Releasees from claims relating to the Derivative Actions, and Defendants will release Plaintiffs’ Releasees and Defendants’ Releasees from claims relating to the prosecution of the Derivative Actions.

HOW WILL PLAINTIFFS’ COUNSEL BE PAID?

In connection with seeking final approval of the proposed Settlement, Plaintiffs’ Counsel will also file an application requesting fees and reimbursement of litigation expenses not to exceed $2,800,000.00. Subject to Court approval, the Fee and Expense Amount will be paid by the Defendants and/or their insurance carriers. Defendants and the Company acknowledge that Plaintiffs’ Counsel are entitled to an award of attorneys’ fees and reimbursement of expenses in connection with the Derivative Actions, but reserve the right to contest the amount of Plaintiffs’ Counsel’s fee application.
Plaintiffs’ Counsel will also apply to the Court for service awards to the Chancery Action Plaintiffs and Federal Derivative Action Plaintiff for their service as derivative representatives of up to $2,500.00 each, to be payable from the Fee and Expense Amount.

WHY ARE THE PARTIES SETTLING?
The Court has not decided in favor of Defendants or Plaintiffs. Instead, the Parties have determined that it is desirable and beneficial that the Derivative Actions and any dispute related thereto is fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.
Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Derivative Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Actions against the Individual Defendants throughout a trial and any appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel are also mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Actions.
Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Actions. The Individual Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of Groupon and Groupon’s stockholders. Defendants assert that they have meritorious defenses to the claims in the Derivative Actions. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.
The Parties agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the Governance Reforms to be adopted by Groupon, provides substantial benefits to, and is in the best interests of, Groupon and its stockholders.

WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING?
On March 29, 2023, the Court entered a scheduling order, which permitted the dissemination of this Notice regarding the Settlement to Current Groupon Stockholders (the “Scheduling Order”). The Scheduling Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on June 12, 2023, at 1:30 p.m., Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, to, among other things: (i) determine whether the proposed Settlement on the terms and conditions set forth in the Stipulation is fair, reasonable, and adequate to Groupon and its stockholders and should be approved by the Court; (ii) determine whether a Final Order and Judgment substantially in the form attached to the Stipulation as Exhibit D should be entered dismissing with prejudice the Chancery Actions against the Defendants and extinguishing and releasing the Released Claims; (iii) determine whether to approve the Fee and Expense Amount to Plaintiffs’ Counsel and Service Awards to Plaintiffs; (iv) hear and consider any objections to the proposed Settlement, Plaintiffs’ Counsel’s Fee and Expense Amount and/or Plaintiffs’ Service Awards; and (v) to consider any other matters that may be properly brought before the Court in connection with the Settlement.
The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or via videoconference without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar for any change in date, time, or format of the Settlement Hearing.
Any Current Groupon Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, the Fee and Expense Amount, and/or Service Awards, may file a written objection with the Court. An objector must at least twenty-one (21) calendar days prior to the Settlement Hearing:
(1) file with the Register in Chancery and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of Groupon common stock as of February 2, 2023 and as of the date of filing the objection, including the number of shares of Groupon common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three (3) years; and (2) if he, she, or it intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) above, filed with the Register in Chancery (a) a written notice of such stockholder’s intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.
IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE REGISTER IN CHANCERY NO LATER THAN MAY 22, 2023. THE REGISTER IN CHANCERY’S ADDRESS IS:
Register in Chancery:
Leonard L. Williams Justice Center
500 North King Street
Wilmington, Delaware 19801
YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN May 22, 2023. COUNSEL’S ADDRESSES ARE:

To Plaintiffs	To Defendants
Melinda A. Nicholson Nicolas Kravitz KAHN SWICK & FOTI, LLC 1100 Poydras Street, Suite 960 New Orleans, LA 70163 Brett D. Stecker SHUMAN, GLENN & STECKER 326 W. Lancaster Avenue Ardmore, PA 19003
Jennifer C. Voss
Sarah R. Martin
SKADDEN, ARPS, SLATE, MEAGHER
  & FLOM LLP
One Rodney Square
920 N. King Street
Wilmington, DE 19801

Matthew R. Kipp
SKADDEN, ARPS, SLATE, MEAGHER
  & FLOM LLP
155 N. Wacker Drive
Chicago, IL 60606

You may enter an appearance before the Court, at your own expense, individually or through counsel of your choice. If you wish to object at the Settlement Hearing, you must first comply with the procedures for objecting that are set forth in this Notice. Any objection to any aspect of the Settlement must be filed with the Clerk of the Court and sent to Plaintiffs’ and Defendants’ Counsel no later than May 22, 2023 (21 days before the Settlement Hearing), in accordance with the procedures set forth in this Notice.
Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above counsel. Any Person who fails to object in the manner provided shall be deemed to have waived such objection (including the right to appeal) and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the proposed settlement as set forth in the Stipulation and the Judgment, or to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court. Current Groupon Stockholders who have no objection to the settlement do not need to appear at the Settlement Hearing or take any other action.

WHERE CAN I FIND ADDITIONAL INFORMATION?
This Notice contains only a summary of the terms of the Settlement. For more detailed information about the matters involved in the Derivative Actions, you may refer to the papers on file in the Chancery Actions, including the Stipulation, which may be inspected during regular office hours at the Office of the Register in Chancery in the Court of Chancery of the State of Delaware, 500 North King Street, Wilmington, Delaware 19801. A copy of the Stipulation can be found in the Investor Relations section of Groupon’s website located at https://investor.groupon.com/.
Inquiries may be made to Plaintiffs’ Counsel: Melinda Nicholson, Kahn Swick & Foti, LLC, 1100 Poydras Street, Suite 3200, New Orleans, LA 70163, Telephone: (504) 455-1400; or Brett D. Stecker, Shuman, Glenn & Stecker, 326 W. Lancaster Avenue, Ardmore, PA 19003 (303) 861-3003.

PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE REGISTER IN CHANCERY, OR DEFENDANTS REGARDING THIS NOTICE.

NOTICE TO PERSONS OR ENTITIES HOLDING RECORD OWNERSHIP ON BEHALF OF OTHERS.
Brokerage firms, banks, and other persons or entities who held shares of Company common stock as record owners, but not as beneficial owners, are directed to either: (a) promptly request from KCC LLC (“KCC”), sufficient copies of this Notice to forward to all such beneficial owners and after receipt of the requested copies promptly forward the copies of the Notice to all such beneficial owners; or (b) promptly provide a list of the names and addresses of all such beneficial owners to KCC, after which KCC will promptly send copies of the Notice to such beneficial owners. Copies of this Notice may be obtained by emailing Notifications@kccllc.com; or mailing Groupon Derivative Settlement, c/o KCC LLC, P.O. Box 6162, Novato, California 94948-6162. A copy of the Notice is also available for downloading from https://investor.groupon.com.
BY ORDER OF THE COURT OF
CHANCERY OF THE STATE OF
DELAWARE
Dated: April 13, 2023